UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/16__

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
August 31, 2016

Templeton Global Smaller Companies Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Global Smaller Companies Fund

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +3.95% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, generated a +8.71% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Moreover, global markets were assisted by accommodative monetary policies of various global central banks, an improvement in commodity prices that included a rally in crude oil prices during the second half of the review period, finalization of Greece’s new debt deal and encouraging economic data toward period-end. However, the impact of these factors was partially offset by worries of a slowdown in the Chinese economy, declining commodity prices during the first half of the review period, geopolitical tensions in certain regions and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”) contributed to volatility in global stock markets.

Geographic Breakdown

Based on Total Net Assets as of 8/31/16

The U.S. economy grew modestly during the 12-month period despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. Sentiment in the manufacturing sector remained volatile, contracting during the initial months, expanding during the second half and finally contracting again toward period-end. Similarly, the services sector was also volatile but remained in expansionary territory throughout. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.1% in August 2015 to 4.9% at period-end. Retail sales generally rose, as did home sales and prices amid declining mortgage rates. The Fed raised its federal funds target range to 0.25%–0.50% in December 2015, and maintained it through period-end. Following encouraging U.S. employment data in June and July 2016, the Fed Chair signaled a possible increase in interest

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. The index does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

rates in the near term. However, weak job additions for August dampened expectations of an increase in interest rates in September.

Top 10 Countries
8/31/16
% of Total
Net Assets
U.S.	39.7%
Japan	9.1%
U.K.	6.8%
Canada	4.7%
Germany	4.4%
Finland	3.8%
Hong Kong	3.5%
Taiwan	3.1%
Switzerland	2.8%
Sweden	2.1%

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December 2015, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product (GDP) contracted in the fourth quarter of 2015 as private consumption and residential investments declined. After growing more than expected during the first quarter of 2016, led by increases in private consumption, government spending and exports, Japan’s economic growth slowed significantly in the second quarter. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Toward period-end, BOJ governor Haruhiko Kuroda indicated that the central bank would not hesitate to introduce further monetary stimulus measures, including lower negative interest rates, boosting domestic equity market sentiment.

In emerging markets, growth generally moderated during the review period. Brazil witnessed its longest recession since the 1930s amid political and economic turmoil. Brazil’s economy continued to contract during the period although the pace of contraction slowed in 2016’s first half, as business sentiment grew near period-end with the likely impeachment of President Dilma Rousseff. Russia’s GDP showed signs of stabilization in the first half of 2016 following a rebound in oil prices and an improvement in industrial production. The Bank of Russia reduced its key interest rate in June 2016 to revive its economy. China’s economy grew at a less robust pace during the period under review. However, China’s economy appeared to stabilize in 2016’s first half and remained within the government’s targeted range. The People’s Bank of China cut its benchmark interest rate once during the review period. Additionally, the bank also employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Templeton, when choosing investments for this Fund, we take a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow growth potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Several holdings performed well during the period under review. M. Dias Branco has a 60-year history in Brazil, where it started as a regional bakery in the Northeast and gradually developed and acquired brands. The company is considered the market leader in cookies and crackers, as well as pasta. Shares of M. Dias Branco improved during the quarter due to strong financial results. We believe the company’s market-leading brands and the significant competitive advantages it has developed by vertically integrating and slowly developing a distribution channel across Brazil may lead to strong performance over our long-term investment horizon.

Student housing real estate investment trust Education Realty Trust (EDR) is among the largest owners and managers of university housing, with a portfolio of off-campus properties across the U.S. After an aggressive repositioning of its portfolio that commenced in 2010, EDR, in our opinion, has the highest

4 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

quality student housing portfolios among its peers. Shares of the company benefited from solid earnings growth during the period.

Minth Group is one of the leading suppliers of exterior auto body parts in China. The company offers exposure to growing passenger vehicle demand in China, with further upside potential from the growing globalization of the auto parts supply chain. We believe Minth could continue to take market share, improve efficiency and deliver steady earnings growth over our investment horizon.

Top 10 Holdings
8/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Amer Sports OYJ	2.1%
Leisure Products, Finland
Simpson Manufacturing Co. Inc.	2.1%
Building Products, U.S.
Gerresheimer AG	1.9%
Life Sciences Tools & Services, Germany
Hillenbrand Inc.	1.8%
Machinery, U.S.
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
Drew Industries Inc.	1.8%
Auto Components, U.S.
Tsumura & Co.	1.7%
Pharmaceuticals, Japan
Techtronic Industries Co. Ltd.	1.7%
Household Durables, Hong Kong
Huhtamaki OYJ	1.6%
Containers & Packaging, Finland
Janus Capital Group Inc.	1.6%
Capital Markets, U.S.

The Fund also had some underperformers during the period. Japan’s Asics, a global footwear giant, fell after the company cut its full-year operating profit forecast due to a slowdown in its North American business, which we believe was caused by a sluggish product response to a dramatic trend shift in the casual running and sneakers market. However, in addition to making organizational changes, Asics has been expanding its target market over the last few years to include casual running as well as performance footwear. We see this as a period of major transition for Asics.

Dutch engineering firm Arcadis declined after posting a worse-than-expected drop in second-quarter core earnings and a warning of Brexit-related uncertainty into 2017. The company earned a portion of its revenue in Britain last year. Although the headwinds have impacted the company, we believe the market has been overly pessimistic about the stock and that its share price as of period-end, represented compelling value.

Shares of South Korea-based BNK Financial Group declined due to general weakness in the South Korean market during the period. The company’s decision to increase capital by issuing new shares also negatively impacted its stock. However, BNK’s operating performance did improve, and we view positively its focus away from growth and toward profitability and decreasing risk.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15	Change
A (TEMGX)	$8.63	$8.32	+$0.31
C (TESGX)	$8.22	$7.97	+$0.25
R6 (FBOGX)	$8.68	$8.37	+$0.31
Advisor (TGSAX)	$8.67	$8.36	+$0.31

Distributions[1] (9/1/15–8/31/16)
	Dividend
Share Class	Income
A	$0.0169
R6	$0.0545
Advisor	$0.0359

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/16)[6]	Operating Expenses[7]
A					1.38%
1-Year	+3.95%	-2.06%	$9,794	+3.55%
5-Year	+36.20%	+5.13%	$12,843	+8.25%
10-Year	+49.07%	+3.46%	$14,056	+3.42%
C					2.13%
1-Year	+3.14%	+2.14%	$10,214	+7.96%
5-Year	+31.33%	+5.60%	$13,133	+8.72%
10-Year	+38.31%	+3.30%	$13,831	+3.26%
R6					0.94%
1-Year	+4.42%	+4.42%	$10,442	+10.28%
3-Year	+14.07%	+4.48%	$11,407	+2.38%
Since Inception (5/1/13)	+20.36%	+5.72%	$12,036	+5.79%
Advisor					1.13%
1-Year	+4.18%	+4.18%	$10,418	+10.16%
5-Year	+37.96%	+6.65%	$13,796	+9.83%
10-Year	+52.94%	+4.34%	$15,294	+4.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

10 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI ACWI Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

franklintempleton.com

		TEMPLETON GLOBAL SMALLER COMPANIES FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,143.00	$7.65
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.20
C
Actual	$1,000	$1,138.50	$11.66
Hypothetical (5% return before expenses)	$1,000	$1,014.23	$10.99
R6
Actual	$1,000	$1,146.60	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77
Advisor
Actual	$1,000	$1,143.80	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.94

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.42%; C: 2.17%; R6: 0.94%; and Advisor: 1.17%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Highlights
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.32	$9.20	$7.81	$6.39	$6.61
Income from investment operations[a]:
Net investment income[b]	0.04	0.05	0.03	0.05	0.07
Net realized and unrealized gains (losses)	0.29	(0.83)	1.38	1.47	(0.23)
Total from investment operations	0.33	(0.78)	1.41	1.52	(0.16)
Less distributions from:
Net investment income	(0.02)	(0.04)	(0.02)	(0.10)	(0.06)
Net realized gains	—	(0.06)	—	—	—
Total distributions	(0.02)	(0.10)	(0.02)	(0.10)	(0.06)
Net asset value, end of year.	$8.63	$8.32	$9.20	$7.81	$6.39

Total return[c]	3.95%	(8.44)%	18.09%	24.04%	(2.31)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.42%	1.38%	1.34%	1.39%	1.41%
Expenses net of waiver and payments by affiliates	1.41%	1.38%[d]	1.34%	1.39%[e]	1.41%
Net investment income	0.47%	0.52%	0.28%	0.72%	1.06%

Supplemental data
Net assets, end of year (000’s)	$1,020,120	$960,417	$1,082,873	$892,067	$726,065
Portfolio turnover rate	28.73%	22.16%	25.64%	27.67%	25.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL SMALLER COMPANIES FUND
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.97	$8.83	$7.53	$6.16	$6.39
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.02)	(0.04)	(—)[c]	0.02
Net realized and unrealized gains (losses)	0.27	(0.78)	1.34	1.42	(0.23)
Total from investment operations	0.25	(0.80)	1.30	1.42	(0.21)
Less distributions from:
Net investment income	—	—	—	(0.05)	(0.02)
Net realized gains	—	(0.06)	—	—	—
Total distributions	—	(0.06)	—	(0.05)	(0.02)
Net asset value, end of year.	$8.22	$7.97	$8.83	$7.53	$6.16

Total return[d]	3.14%	(9.06)%	17.26%	23.19%	(3.07)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.17%	2.13%	2.09%	2.14%	2.16%
Expenses net of waiver and payments by affiliates	2.16%	2.13%[e]	2.09%	2.14%[f]	2.16%
Net investment income (loss)	(0.28)%	(0.23)%	(0.47)%	(0.03)%	0.31%

Supplemental data
Net assets, end of year (000’s)	$33,802	$36,829	$47,636	$39,726	$34,090
Portfolio turnover rate	28.73%	22.16%	25.64%	27.67%	25.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.37	$9.25	$7.84	$7.43
Income from investment operations[b]:
Net investment income[c]	0.08	0.08	0.09	0.03
Net realized and unrealized gains (losses)	0.28	(0.82)	1.38	0.38
Total from investment operations	0.36	(0.74)	1.47	0.41
Less distributions from:
Net investment income.	(0.05)	(0.08)	(0.06)	—
Net realized gains	—	(0.06)	—	—
Total distributions	(0.05)	(0.14)	(0.06)	—
Net asset value, end of year	$8.68	$8.37	$9.25	$7.84

Total return[d]	4.42%	(7.99)%	18.72%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.95%	0.94%	0.92%	3.26%
Expenses net of waiver and payments by affiliates	0.94%	0.94%[f]	0.92%	0.95%[g]
Net investment income (loss)	0.94%	0.96%	0.70%	(1.15)%

Supplemental data
Net assets, end of year (000’s)	$20,690	$22,148	$26,371	$5
Portfolio turnover rate	28.73%	22.16%	25.64%	27.67%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL SMALLER COMPANIES FUND
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.36	$9.24	$7.84	$6.41	$6.63
Income from investment operations[a]:
Net investment income[b]	0.06	0.07	0.03	0.07	0.08
Net realized and unrealized gains (losses)	0.29	(0.83)	1.41	1.48	(0.23)
Total from investment operations	0.35	(0.76)	1.44	1.55	(0.15)
Less distributions from:
Net investment income	(0.04)	(0.06)	(0.04)	(0.12)	(0.07)
Net realized gains	—	(0.06)	—	—	—
Total distributions	(0.04)	(0.12)	(0.04)	(0.12)	(0.07)
Net asset value, end of year.	$8.67	$8.36	$9.24	$7.84	$6.41

Total return	4.18%	(8.21)%	18.40%	24.43%	(2.07)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.17%	1.13%	1.09%	1.14%	1.16%
Expenses net of waiver and payments by affiliates	1.16%	1.13%[c]	1.09%	1.14%[d]	1.16%
Net investment income	0.72%	0.77%	0.53%	0.97%	1.31%

Supplemental data
Net assets, end of year (000’s)	$50,213	$42,778	$62,955	$140,733	$116,877
Portfolio turnover rate	28.73%	22.16%	25.64%	27.67%	25.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Statement of Investments, August 31, 2016
		Shares/
	Industry	Units	Value

Common Stocks and Other Equity Interests 94.2%
Belgium 1.2%
Barco NV	Electronic Equipment, Instruments
	& Components	167,740	$13,810,897
Brazil 1.0%
M Dias Branco SA	Food Products	298,300	11,180,071
Canada 4.7%
[a] Badger Daylighting Ltd	Construction & Engineering	631,100	12,597,450
Canaccord Genuity Group Inc	Capital Markets	1,097,700	3,717,469
[a] Genworth MI Canada Inc	Thrifts & Mortgage Finance	174,700	4,558,550
HudBay Minerals Inc	Metals & Mining	1,670,650	6,779,191
Major Drilling Group International Inc	Metals & Mining	1,502,400	8,376,907
Mullen Group Ltd	Energy Equipment & Services	828,300	10,260,167
Precision Drilling Corp	Energy Equipment & Services	394,300	1,621,049
Shawcor Ltd., A.	Energy Equipment & Services	208,100	5,085,637
			52,996,420
China 0.9%
Minth Group Ltd	Auto Components	2,784,000	10,532,880
Colombia 1.0%
[b] Gran Tierra Energy Inc	Oil, Gas & Consumable Fuels	3,836,400	10,768,431
Finland 3.8%
Amer Sports OYJ	Leisure Products	802,177	24,157,120
Huhtamaki OYJ	Containers & Packaging	423,700	18,430,379
			42,587,499
Germany 4.4%
Gerresheimer AG	Life Sciences Tools & Services	253,670	21,064,202
Grand City Properties SA	Real Estate Management & Development	576,010	12,653,108
Jenoptik AG	Electronic Equipment, Instruments
	& Components	869,000	15,813,137
			49,530,447
Hong Kong 3.5%
Luk Fook Holdings (International) Ltd	Specialty Retail	3,082,000	7,031,949
Techtronic Industries Co. Ltd	Household Durables	4,692,000	19,021,662
Value Partners Group Ltd	Capital Markets	8,730,000	8,046,187
Vinda International Holdings Ltd	Household Products	2,842,000	5,370,663
			39,470,461
Italy 1.9%
Azimut Holding SpA	Capital Markets	255,833	3,926,325
Interpump Group SpA	Machinery	966,980	17,094,561
			21,020,886
Japan 9.1%
Anritsu Corp	Electronic Equipment, Instruments
	& Components	976,500	5,379,645
Asics Corp	Textiles, Apparel & Luxury Goods	830,900	16,840,451
[b] Bunka Shutter Co. Ltd	Building Products	42,400	295,466
Capcom Co. Ltd	Software	314,700	6,843,619
Dowa Holdings Co. Ltd	Metals & Mining	1,665,000	11,152,032
IDOM Inc	Specialty Retail	415,400	2,477,184
Keihin Corp	Auto Components	133,900	2,056,416
Kobayashi Pharmaceutical Co. Ltd	Personal Products	432,420	20,081,942
[b] Laox Co. Ltd	Specialty Retail	103,400	758,523

18 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Industry	Units	Value

Common Stocks and Other Equity Interests (continued)
Japan (continued)
MEITEC Corp	Professional Services	204,000	$6,545,982
Nachi-Fujikoshi Corp	Machinery	1,353,800	4,605,786
[b] Nihon Parkerizing Co. Ltd	Chemicals	23,200	309,662
Shinko Plantech Co. Ltd	Energy Equipment & Services	653,300	4,438,891
TechnoPro Holdings Inc	Professional Services	28,600	930,160
Tsumura & Co	Pharmaceuticals	730,900	19,242,948
			101,958,707
Netherlands 2.0%
Aalberts Industries NV	Machinery	463,871	15,547,225
Arcadis NV	Construction & Engineering	523,802	7,022,356
			22,569,581
Norway 0.6%
Ekornes ASA	Household Durables	552,060	6,655,354
Philippines 0.4%
Vista Land & Lifescapes Inc	Real Estate Management & Development	38,946,600	4,968,105
Poland 0.5%
CCC SA	Textiles, Apparel & Luxury Goods	129,110	6,010,954
South Korea 1.9%
BNK Financial Group Inc	Banks	1,441,282	11,425,682
DGB Financial Group Inc	Banks	1,202,820	9,847,744
			21,273,426
Spain 1.7%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	25,409	9,727,681
[a] Tecnicas Reunidas SA	Energy Equipment & Services	272,334	9,786,752
			19,514,433
Sweden 2.1%
Cloetta AB, B	Food Products	1,627,090	5,625,729
[c] The Thule Group AB, Reg S	Leisure Products	1,137,720	18,372,829
			23,998,558
Switzerland 2.8%
[b] Basilea Pharmaceutica AG	Biotechnology	70,700	4,988,136
Bucher Industries AG	Machinery	22,290	5,642,464
[a] Logitech International SA	Technology Hardware, Storage & Peripherals	460,030	9,688,232
Vontobel Holding AG	Capital Markets	236,028	11,409,680
			31,728,512
Taiwan 3.1%
Casetek Holdings Ltd	Technology Hardware, Storage & Peripherals	1,085,000	3,810,435
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	4,988,538	12,334,254
Giant Manufacturing Co. Ltd	Leisure Products	1,707,311	10,997,043
Tripod Technology Corp	Electronic Equipment, Instruments
	& Components	3,684,000	7,867,183
			35,008,915
Thailand 1.1%
Hana Microelectronics PCL, fgn	Electronic Equipment, Instruments
	& Components	6,748,400	5,945,298
TISCO Financial Group PCL	Banks	2,693,200	4,200,832
TISCO Financial Group PCL, fgn	Banks	1,093,800	1,706,100
			11,852,230

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Industry	Units	Value

Common Stocks and Other Equity Interests (continued)
United Kingdom 6.8%
Bellway PLC	Household Durables	137,760	$4,214,157
Bovis Homes Group PLC	Household Durables	322,550	3,794,344
Devro PLC	Food Products	1,141,240	3,566,035
DFS Furniture PLC	Household Durables	2,245,770	7,987,409
Foxtons Group PLC	Real Estate Management & Development	3,397,329	5,296,670
Greggs PLC	Food & Staples Retailing	968,370	13,184,138
Laird PLC	Electronic Equipment, Instruments
	& Components	2,053,241	8,060,144
[b] LivaNova PLC	Health Care Equipment & Supplies	194,035	11,645,981
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	811,222	8,179,610
SIG PLC	Trading Companies & Distributors	2,932,183	4,815,929
[b] Vectura Group PLC	Pharmaceuticals	3,075,270	5,289,154
			76,033,571
United States 39.7%
Alamo Group Inc	Machinery	233,420	15,130,284
AllianceBernstein Holding LP	Capital Markets	747,372	16,359,973
ArcBest Corp	Road & Rail	372,660	6,823,405
[b] Black Diamond Inc	Leisure Products	767,000	3,528,200
[b] Chemtura Corp	Chemicals	270,070	8,099,399
Columbia Sportswear Co	Textiles, Apparel & Luxury Goods	326,750	18,353,547
[b] Deckers Outdoor Corp	Textiles, Apparel & Luxury Goods	107,040	6,995,064
Drew Industries Inc	Auto Components	194,110	19,770,103
Education Realty Trust Inc	Real Estate Investment Trusts (REITs)	303,200	13,737,992
[b] Ferro Corp	Chemicals	982,440	13,105,750
The Finish Line Inc., A	Specialty Retail	262,420	6,316,449
[a,b] Freshpet Inc	Food Products	1,551,480	16,306,055
[b] Green Dot Corp	Consumer Finance	336,310	7,802,392
Heidrick & Struggles International Inc	Professional Services	682,830	12,762,093
[b] Hibbett Sports Inc	Specialty Retail	466,120	17,885,024
Hillenbrand Inc	Machinery	626,750	20,150,012
Huntington Bancshares Inc	Banks	1,609,369	16,109,784
Hyster-Yale Materials Handling Inc	Machinery	203,610	10,532,745
Investment Technology Group Inc	Capital Markets	537,260	8,263,059
iShares Russell 2000 ETF	Diversified Financial Services	138,500	17,065,970
[a,b,d] JAKKS Pacific Inc	Leisure Products	1,756,930	16,181,325
Janus Capital Group Inc	Capital Markets	1,237,410	18,400,287
[b] Knowles Corp	Electronic Equipment, Instruments
	& Components	1,061,860	14,759,854
[b] Newpark Resources Inc	Energy Equipment & Services	1,012,170	7,145,920
[b] NOW Inc	Trading Companies & Distributors	399,010	8,235,566
[b] Patrick Industries Inc	Building Products	127,290	8,150,379
Simpson Manufacturing Co. Inc	Building Products	526,370	23,097,116
SpartanNash Co	Food & Staples Retailing	500,160	16,015,123
[b] Stillwater Mining Co	Metals & Mining	1,026,030	12,979,280
[b] Texas Capital Bancshares Inc	Banks	88,200	4,632,264
[b] Trimas Corp	Machinery	281,070	5,390,923
[b] TTM Technologies Inc	Electronic Equipment, Instruments
	& Components	1,119,240	12,009,445
[b] Tutor Perini Corp	Construction & Engineering	791,040	18,344,218
[b,d] West Marine Inc	Specialty Retail	1,454,630	13,426,235

20 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Industry	Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
Winnebago Industries Inc	Automobiles	503,210	$12,112,265
			445,977,500
Total Common Stocks and Other Equity
Interests (Cost $865,226,938)			1,059,447,838

Preferred Stocks (Cost $6,172,377) 0.6%
Brazil 0.6%
[e] Alpargatas SA, 6.506%, pfd	Textiles, Apparel & Luxury Goods	2,082,350	6,707,999
Total Investments before Short Term
Investments (Cost $871,399,315)			1,066,155,837

		Principal
		Amount
Short Term Investments 10.3%
U.S. Government and Agency Securities
(Cost $64,199,643) 5.7%
United States 5.7%
[f] FHLMC, 9/01/16		$64,200,000	64,200,000

		Shares
[g] Investments from Cash Collateral
Received for Loaned Securities
(Cost $51,554,815) 4.6%
Money Market Funds 4.6%
United States 4.6%
[b,h] Institutional Fiduciary Trust Money Market Portfolio		51,554,815	51,554,815
Total Investments (Cost $987,153,773)
105.1%			1,181,910,652
Other Assets, less Liabilities (5.1)%			(57,086,580)
Net Assets 100.0%			$1,124,824,072

See Abbreviations on page 34.

aA portion or all of the security is on loan at August 31, 2016. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2016, the value of this security was
$18,372,829, representing 1.6% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eVariable rate security. The rate shown represents the yield at period end.
fThe security was issued on a discount basis with no stated coupon rate.
gSee Note 1(c) regarding securities on loan.
hSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$891,505,503
Cost - Non-controlled affiliates (Notes 3f and 8)	95,648,270
Total cost of investments	$987,153,773
Value - Unaffiliated issuers	$1,100,748,277
Value - Non-controlled affiliates (Notes 3f and 8)	81,162,375
Total value of investments (includes securities loaned in the amount of $49,463,538)	1,181,910,652
Cash.	59,848
Receivables:
Investment securities sold	40,000,000
Capital shares sold	2,345,436
Dividends and interest	2,150,269
European Union tax reclaims	1,046,953
Other assets	329
Total assets	1,227,513,487
Liabilities:
Payables:
Investment securities purchased	42,997,114
Capital shares redeemed	6,585,190
Management fees	821,121
Distribution fees	246,474
Transfer agent fees	305,242
Payable upon return of securities loaned	51,554,815
Accrued expenses and other liabilities.	179,459
Total liabilities	102,689,415
Net assets, at value	$1,124,824,072
Net assets consist of:
Paid-in capital	$938,137,821
Undistributed net investment income	3,328,288
Net unrealized appreciation (depreciation)	194,721,536
Accumulated net realized gain (loss)	(11,363,573)
Net assets, at value	$1,124,824,072

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Class A:
Net assets, at value	$1,020,119,648
Shares outstanding.	118,159,297
Net asset value per share[a]	$8.63
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.16
Class C:
Net assets, at value	$33,801,818
Shares outstanding.	4,112,686
Net asset value and maximum offering price per share[a]	$8.22
Class R6:
Net assets, at value	$20,689,620
Shares outstanding.	2,384,489
Net asset value and maximum offering price per share	$8.68
Advisor Class:
Net assets, at value	$50,212,986
Shares outstanding.	5,789,030
Net asset value and maximum offering price per share	$8.67

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Investment income:
Dividends (net of foreign taxes of $1,431,102)	$18,824,833
Interest	128,177
Income from securities loaned (net of fees and rebates)	542,742
Other income (Note 1d)	192,866
Total investment income	19,688,618
Expenses:
Management fees (Note 3a)	9,170,696
Distribution fees: (Note 3c)
Class A	2,385,805
Class C	337,456
Transfer agent fees: (Note 3e)
Class A	2,070,704
Class C	73,220
Class R6	129
Advisor Class	86,946
Custodian fees (Note 4)	90,864
Reports to shareholders	218,822
Registration and filing fees	142,044
Professional fees.	149,971
Trustees’ fees and expenses.	105,634
Other	35,768
Total expenses	14,868,059
Expenses waived/paid by affiliates (Note 3f)	(66,155)
Net expenses	14,801,904
Net investment income	4,886,714
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	6,591,619
Foreign currency transactions	221,539
Net realized gain (loss)	6,813,158
Net change in unrealized appreciation (depreciation) on:
Investments	33,322,823
Translation of other assets and liabilities
denominated in foreign currencies	(4,925)
Net change in unrealized appreciation (depreciation)	33,317,898
Net realized and unrealized gain (loss)	40,131,056
Net increase (decrease) in net assets resulting from operations	$45,017,770

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL SMALLER COMPANIES FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$4,886,714	$5,867,623
Net realized gain (loss)	6,813,158	(9,320,781)
Net change in unrealized appreciation (depreciation)	33,317,898	(98,084,386)
Net increase (decrease) in net assets resulting from operations	45,017,770	(101,537,544)
Distributions to shareholders from:
Net investment income:
Class A	(1,973,681)	(5,133,265)
Class R6	(142,401)	(229,995)
Advisor Class.	(172,151)	(360,905)
Net realized gains:
Class A	—	(7,182,702)
Class C	—	(314,972)
Class R6	—	(172,845)
Advisor Class.	—	(358,592)
Total distributions to shareholders	(2,288,233)	(13,753,276)
Capital share transactions: (Note 2)
Class A	20,075,387	(19,764,314)
Class C	(3,943,590)	(6,375,332)
Class R6	(2,134,095)	(1,803,326)
Advisor Class.	5,924,685	(14,428,850)
Total capital share transactions	19,922,387	(42,371,822)
Net increase (decrease) in net assets	62,651,924	(157,662,642)
Net assets:
Beginning of year	1,062,172,148	1,219,834,790
End of year	$1,124,824,072	$1,062,172,148
Undistributed net investment income included in net assets:
End of year	$3,328,288	$310,986

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices.

Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

these arrangements is unknown as this would involve future
claims that may be made against the Fund that have not yet
occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	22,938,065	$183,197,684		16,484,785	$144,514,746
Shares issued in reinvestment of distributions	235,464		1,857,806	1,353,320		11,557,350
Shares redeemed	(20,385,144)		(164,980,103)	(20,158,475)		(175,836,410)
Net increase (decrease)	2,788,385		$20,075,387	(2,320,370)		$(19,764,314)
Class C Shares:
Shares sold	600,940		$4,575,436	700,079		$5,911,760
Shares issued in reinvestment of distributions	—		—	35,152		288,950
Shares redeemed	(1,110,645)		(8,519,026)	(1,507,892)		(12,576,042)
Net increase (decrease)	(509,705)		$(3,943,590)	(772,661)		$(6,375,332)
Class R6 Shares:
Shares sold	194,331		$1,566,410	330,146		$2,884,613
Shares redeemed	(456,917)		(3,700,505)	(534,617)		(4,687,939)
Net increase (decrease)	(262,586)		$(2,134,095)	(204,471)		$(1,803,326)
Advisor Class Shares:
Shares sold	3,225,218		$26,839,388	2,265,373		$20,190,306
Shares issued in reinvestment of distributions	16,846		133,253	68,481		586,879
Shares redeemed	(2,568,759)		(21,047,956)	(4,033,193)		(35,206,035)
Net increase (decrease)	673,305		$5,924,685	(1,699,339)		$(14,428,850)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investments Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager - sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the year ended August 31, 2016, the effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

Effective December 1, 2015, under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to December 1, 2015, TIC, an affiliate of FTIC, provided subadvisory services to the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$547,509
CDSC retained	$6,365

e. Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $2,230,999, of which $849,668 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	26,172,955	164,849,877	(139,468,017)	51,554,815	$51,554,815	$ —	$ —	0.3%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the year ended August 31, 2016.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended August 31, 2016, the purchase and sale transactions aggregated $1,235,440 and $4,999,047, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, there were no credits earned.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had short-term capital loss carryforwards of $8,267,429.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,288,233	$8,149,282
Long term capital gain	—	5,603,994
	$2,288,233	$13,753,276

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$990,249,920

Unrealized appreciation	$282,519,390
Unrealized depreciation	(90,858,658)
Net unrealized appreciation (depreciation)	$191,660,732
Distributable earnings - undistributed ordinary income .	$2,326,652

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, wash sales and EU reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $304,390,329 and $287,077,973, respectively.

At August 31, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $51,554,815 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	(Loss)
Non-Controlled Affiliates
JAKKS Pacific Inc	1,516,460	240,470	—	1,756,930	$16,181,325	$—	$—
West Marine Inc	1,454,630	—	—	1,454,630	13,426,235	—	—
Total Affiliated Securities (Value is 2.6% of Net Assets)					$29,607,560	$—	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,066,155,837	$—	$—	$1,066,155,837
Short Term Investments	51,554,815	64,200,000	—	115,754,815
Total Investments in Securities	$1,117,710,652	$64,200,000	$—	$1,181,910,652

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common and preferred stocks as well as other equity investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Smaller Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP San Francisco, California October 19, 2016

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $13,526,873 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2015 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As show in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 17, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0100	$0.0289	$0.0187
Class C	$0.0100	$0.0000	$0.0000
Class R6	$0.0100	$0.0549	$0.0356
Advisor Class	$0.0100	$0.0412	$0.0269

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

36 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Meeting of Shareholders

Meeting of Shareholders, October 27, 2015

A Special Meeting of Shareholders of the Fund was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on October 27, 2015. The purpose of the meeting was to approve a new investment management agreement with Templeton Investment Counsel, LLC; to approve a new subadvisory agreement with Franklin Templeton Investments Corp.; to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisors without shareholder approval; and to elect a Board of Trustees. At the meeting, shareholders approved the new investment management agreement, the new subadvisory agreement and the use of a “manager of managers” structure. The following persons were also elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos, Robert E. Wade, Rupert H. Johnson, Jr. and Gregory E. Johnson. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:

Proposal. To approve a new investment management agreement with Templeton Investment Counsel, LLC:

		% of
	Shares	Outstanding	% of
	Voted	Shares	Total Voted
For	52,418,125.153	40.831%	77.060%
Against	2,386,495.864	1.859%	3.508%
Abstain	3,060,284.272	2.384%	4.499%
Broker Non-Votes	10,157,454.000	7.912%	14.933%

Proposal. To approve a new subadvisory agreement with Franklin Templeton Investments

		% of
	Shares	Outstanding	% of
	Voted	Shares	Total Voted
For	51,959,417.283	40.474%	76.385%
Against	2,703,849.489	2.106%	3.975%
Abstain	3,201,638.517	2.494%	4.707%
Broker Non-Votes	10,157,454.000	7.912%	14.933%

Proposal. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisors without shareholder approval:

		% of
	Shares	Outstanding	% of
	Voted	Shares	Total Voted
For	48,800,356.866	38.013%	71.741%
Against	5,684,045.754	4.428%	8.356%
Abstain	3,380,502.669	2.633%	4.970%
Broker Non-Votes	10,157,454.000	7.912%	14.933%

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND
MEETING OF SHAREHOLDERS

Proposal. To elect a Board of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Harris J. Ashton	64,815,192.373	50.488%	95.285%	3,207,166.916	2.498%	4.715%
Ann Torre Bates	64,882,314.392	50.540%	95.384%	3,140,044.897	2.446%	4.616%
Frank J. Crothers	62,961,495.340	49.044%	92.560%	5,060,863.949	3.942%	7.440%
Edith Holiday	64,851,952.394	50.516%	95.339%	3,170,406.895	2.470%	4.661%
J. Michael Luttig	64,853,607.060	50.518%	95.342%	3,168,752.229	2.468%	4.658%
David W. Niemiec	64,879,287.103	50.538%	95.379%	3,143,072.186	2.448%	4.621%
Frank A. Olson	64,830,162.430	50.499%	95.307%	3,192,196.859	2.487%	4.693%
Larry D. Thompson	64,801,052.441	50.477%	95.264%	3,221,306.848	2.509%	4.736%
Constantine D. Tseretopoulos	64,928,595.577	50.576%	95.452%	3,093,763.712	2.410%	4.548%
Robert E. Wade	64,823,801.240	50.494%	95.298%	3,198,558.049	2.492%	4.702%
Rupert H. Johnson, Jr.	64,786,178.414	50.465%	95.242%	3,236,180.875	2.521%	4.758%
Gregory E. Johnson	64,843,987.022	50.510%	95.327%	3,178,372.267	2.476%	4.673%

There were no non-broker votes with respect to this item.

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2004 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2004	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2004	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

40 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

42 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement and investment sub-advisory agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager and investment sub-adviser (Manager) and their affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management and sub-advisory agreements for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s

44 Annual Report

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2016, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small-/ mid-cap funds as selected by Lipper. On a comparative basis, the Broadridge report showed the Fund’s total return to be in the second-lowest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the lowest or worst performing quintile of such performance universe for the previous three-, five- and 10-year periods. In discussing such comparative performance, Management noted those factors that had contributed to the Fund’s underperformance specifically in the one-, three- and five-year periods. While the Board expressed its disappointment with the performance results, it noted its continued optimism that the changes made to the portfolio management team in 2015 would result in improvements in performance in the future.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was less than two basis points above the median of its Lipper expense group while its actual total expense ratio was less than six basis points above the median of such expense group. The Board found the contractual investment management fee rate and total expense ratio of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and their affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability

franklintempleton.com

Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.90% on the first $200 million of net assets; 0.885% on the next $500 million of net assets; 0.850% on the next $300 million of net assets; 0.830% on the next $200 million of net assets; 0.805% on the next $3.8 billion of net assets, with further breakpoints continuing thereafter up to the $20 billion level of net assets. At the end of 2015, the Fund’s net assets were approximately $1.03 billion, and to the extent economies of scale may be realized by the Manager through growth of the Fund, the Board believes the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

46 Annual Report

franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Global Smaller Companies Fund

Investment Manager
Templeton Investment Counsel, LLC

Subadvisor
Franklin Templeton Investments Corp.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	103 A 10/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,405 for the fiscal year ended August 31, 2016 and $47,420 for the fiscal year ended August 31, 2015.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $3,011 for the fiscal year ended August 31, 2016 and $2,952 for the fiscal year ended August 31, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $362 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $19,053 for the fiscal year ended August 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,011 for the fiscal year ended August 31, 2016 and $22,367 for the fiscal year ended August 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2016

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 26, 2016